Exhibit 4.1

A BRITISH COLUMBIA BUSINESS CORPORATIONS ACT COMPANY SEE REVERSE FOR CERTAIN DEFINITIONS in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia. C0000000230 | M **SPECIMEN83056P71500000000 SKEENA*R ESOURCES* LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056 P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN8 3056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000SKE ENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*L IMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****S PECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71 500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA *RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMI TEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPEC IMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500 000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RE SOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****SPECIMEN83056P71500000000 SKEENA*RESOURCES*LIMITED SPECIMEN **083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RE SOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056 P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES* LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P7150000 0000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDz ero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000SKEE NA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****0 83056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOU RCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71 500000000 SKEENA*RESOURCES*LIMITEDzero 083056P71500000000 SKEENA*RESOURCES*LIMITEDzero ****083056P71500000000 SKEENA*RESOURCES*LIM * * * 0 * * * Sep 28, 2021 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Vancouver, BC and Toronto, ON at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY. SKEENA RESOURCES LIMITED COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (VANCOUVER) (TORONTO) TRANSFER AGENT AND REGISTRAR OR By _____________________________ Authorized Officer By ____________________________ Authorized Officer PRESIDENT, CEO & DIRECTOR CHIEF FINANCIAL OFFICER * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 83056P715 ISIN CA83056P7157 SKEENA RESOURCES LIMITED CSAE_LIVE_SKEQ_C05.mtl.pulls/000001/000001/i